UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 6, 2004
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    000-22537-01              23-2215075
                    ------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA 19512
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  610-367-6001
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                       N/A
                 ---------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ___Written communication pursuant to Rule 425 under the Securities Act (17
         CFR 230.425)

      ___Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

      ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
---------------------------------------------  ---------  ----------------------
Appointment of Principal Officers.
----------------------------------

         On October 6, 2004, National Penn Bancshares, Inc. announced the appointment of Michelle H. Debkowski as National Penn's Chief Accounting and Investor Relations Officer, effective October 18, 2004. Ms. Debkowski currently serves as National Penn's Corporate Compliance Director, a position she has held since April 2003, and as Senior Vice President and Compliance Director of National Penn's banking subsidiary, National Penn Bank, a position she has held for more than five years.

         In her positions with National Penn, Ms. Debkowski has been responsible for maintaining and overseeing a program to ensure compliance with banking laws, rules and regulations for National Penn Bank and its affiliates. Her duties have included interpreting and coordinating the implementation of new regulations or amendments to regulations, coordinating regulatory examinations, maintaining a compliance training program, performing compliance monitoring reviews, maintaining corporate policies, reviewing advertising, monitoring and assisting with the resolution of customer complaints and providing compliance guidance in general and in conjunction with new and/or ongoing activities of National Penn and its subsidiaries. Ms. Debkowski is 36 years old and a certified public accountant.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATIONAL PENN BANCSHARES, INC.


                                   By /s/ WAYNE R. WEIDNER
                                     ---------------------
                                     Name:  Wayne R. Weidner
                                     Title: Chairman and CEO


Dated:  October 7, 2004


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